SES AI Provides First Quarter 2026 Business Update

Expects first quarter 2026 revenue of $6.3 million to $6.5 million

Affirms full year 2026 revenue guidance of $30 million to $35 million

Plans to report first quarter 2026 results on April 23, 2026

Woburn, MA (April 1, 2026)––(BUSINESS WIRE)––SES AI Corporation (“SES AI”, the “Company,” “we” or “us”) (NYSE: SES), a global leader in the development and manufacturing of AI-enhanced high-performance Li-Metal and Li-ion batteries, today provided a business update for the first quarter of 2026, including expected revenue for the quarter and affirmed its previously issued full year 2026 revenue guidance.

First Quarter 2026 Business Update

Based on preliminary results, the Company expects first quarter 2026 revenue to be in the range of $6.3 million to $6.5 million, above published consensus estimates. The first quarter revenue is largely due to ESS product revenue from UZ Energy, reflecting continued momentum in the Company’s largest near-term revenue generating business, as well as smaller contributions from drones and subscription revenue. First quarter results also include approximately $1.5 million in revenue from orders that were previously disclosed as having been delayed from the fourth quarter of 2025 due primarily to logistics constraints.

The Company is affirming its previously issued full year 2026 revenue guidance of $30 million to $35 million, with contributions expected from all three revenue generating business units: ESS, drones, and advanced materials. SES AI continues to execute on its capex-light business model and expects to provide additional details on its full year outlook when it reports first quarter results.

Qichao Hu, Founder and CEO of SES AI, commented, “We are pleased to start 2026 with strong momentum in our ESS business. Our first quarter results are expected to come in above expectations, driven by the continued execution of UZ Energy and growing demand for our commercial and industrial energy storage solutions.”

“As we look ahead to the remainder of the year, we are confident in our full year guidance and excited about the pipeline of opportunities across our three revenue generating businesses. We remain focused on financial discipline, our capex-light model, and creating value for our shareholders through commercial execution and the continued development of the Molecular Universe platform,” Hu added.

First Quarter 2026 Earnings Date and Conference Call

The Company plans to report its first quarter 2026 financial results after market close on Thursday, April 23, 2026. SES AI will hold a conference call at 5:00 p.m. ET on that date to discuss its results and business outlook.

A webcast of the live conference call will be available through SES’s Investor Relations website, https://investors.ses.ai. The following link can be used to register in advance for the call: https://events.q4inc.com/attendee/998500960.

The conference call can also be accessed live over the phone by dialing the following numbers:

United States (Toll Free): 800-715-9871
International: +1 646-307-1963

Access Code: 2990899

A webcast replay will be available shortly after the call at:
https://investors.ses.ai/events-and-presentations/events/default.aspx

About SES AI:

SES AI Corp. (NYSE: SES) is powering the future of global electric transportation on land and in the air with the world’s most advanced Li-Metal batteries. SES AI is the first battery company in the world to accelerate its pace of innovation by utilizing superintelligent AI across the spectrum of its business, from research and development; materials sourcing; cell design; engineering and manufacturing; to battery health and safety monitoring. Founded in 2012, SES AI is an Li-Metal battery developer and manufacturer headquartered in Boston and with operations in Singapore, Shanghai, and Seoul. Learn more at SES.AI.

SES AI may use its website as a distribution channel of material company information. Financial and other important information regarding SES AI is routinely posted on and accessible through the Company’s website at www.ses.ai. Accordingly, investors should monitor this channel, in addition to following SES AI’s press releases, Securities and Exchange Commission filings and public conference calls and webcasts.

The financial results presented in this press release are preliminary, estimated, and unaudited. Such amounts are subject to the completion and finalization of SES’s financial and accounting closing procedures. They reflect management’s estimates based solely upon information available to management as of the date of this press release. Further information learned during that completion and finalization may alter the final results. In addition, the preliminary estimates should not be viewed as a substitute for full annual financial statements prepared in accordance with GAAP. There is a possibility that SES’s financial results for the three months ended March 31, 2026 could vary materially from these preliminary estimates.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “will,” “goal,” “prioritize,” “plan,” “target,” “expect,” “focus,” “look forward,” “opportunity,” “believe,” “estimate,” “continue,” “anticipate,” “project” and “pursue” or the negative of these terms or similar expressions. These statements are based on the beliefs and assumptions of the management of the Company. You should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot provide assurance that it will achieve or realize these plans, intentions or expectations. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of our assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to, among other things, the risk of changes to SES AI’s financial results position resulting from SES AI’s finalization of its financial statements as of and for the three months ended March 31, 2026, risks relating to the Company’s ESS business and the ability of our products to meet customer needs, the risk that the market for the Molecular Universe platform is still emerging, and may not achieve the customer interest or growth potential that SES AI expects; risks relating to the uncertainty of achieving and maintaining profitability; risks relating to the uncertainty of meeting future capital requirements; risks relating to the integration of Shenzhen UZ Energy Co., Ltd. into the business of SES; the market for drones, robotics and air mobility, and for use of SES technology in such applications, is still emerging and may not achieve the growth potential we expect; potential supply chain difficulties; the ability to obtain raw materials, components or equipment through new or existing supply relationships; our use of artificial intelligence and machine learning may result in legal and regulatory risk; risks resulting from SES’s strategic alliances and investments; product liability and other potential litigation, regulation and legal compliance; SES’s ability to attract, train and retain highly skilled employees and key personnel; risks related to SES’s intellectual property; business, regulatory, political, operational, financial and economic risks related to SES’s business operations outside the United States; SES’s failure to satisfy certain NYSE listing requirements may result in its Class A common stock being delisted from the NYSE, which could eliminate or adversely affect the trading market for SES Class A common stock; the volatility of SES’s common stock and value of SES’s public warrants; SES has, in the past, identified material weaknesses in its internal control over financial reporting and may identify material weaknesses in the future or otherwise fail to maintain an effective system of internal controls and other factors described in our filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other documents that we have filed, or that we will file, with the SEC. Any forward-looking statements made by us in this press release speak only as of the date on which they are made, and subsequent events may cause these expectations to change. We disclaim any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

For the media: pr@ses.ai

For investors: ir@ses.ai